SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                April 28, 2006
               ------------------------------------------------
               Date of Report (date of earliest event reported)


                          DELTA PETROLEUM CORPORATION
             ----------------------------------------------------
             Exact name of Registrant as Specified in its Charter


         Delaware                   0-16203                 84-1060803
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


                                  Suite 4300
                                370 17th Street
                             Denver, Colorado, 80202
         ----------------------------------------------------------
         Address of Principal Executive Offices, Including Zip Code


                                (303) 293-9133
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             Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     On April 28, 2006, Delta Petroleum Corporation ("Delta") completed the acquisition of Castle Energy Corporation ("Castle") in a merger transaction in which Castle was merged into a wholly-owned subsidiary of Delta. The stockholders of Castle approved the merger immediately prior to the closing. Delta issued 8,500,000 shares of its common stock to Castle's stockholders in this transaction. Castle held 6,700,000 shares of Delta common stock which were retired in the transaction. As a result, the net issuance was only 1,800,000 shares of Delta common stock. Castle also holds approximately $40 million in net cash, producing oil and gas properties located in western Pennsylvania, and certain other assets.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Businesses Acquired

     The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment on or before June 14, 2006.

     (b) Pro Forma Financial Information

     The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment on or before June 14, 2006.

     (d) Exhibits

     The exhibit identified below is filed as part of this report:

     Exhibit 2.1 Agreement and Plan of Merger, dated as of November 8, 2005, among Delta Petroleum Corporation, a Colorado corporation ("Parent Colorado"), Delta Petroleum Corporation, a Delaware corporation, DPCA LLC, a
                    Delaware limited liability company and a wholly owned subsidiary of Parent Colorado, and Castle Energy Corporation, a Delaware corporation. Incorporated by reference to Appendix A to the proxy statement/prospectus contained in the Company's Form S-4 registration statement, SEC File No. 333-130672.


                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DELTA PETROLEUM CORPORATION
                                      (Registrant)


Date:  May 1, 2006                 By:  /s/ Kevin K. Nanke
                                        -----------------------------
                                        Kevin K. Nanke, Treasurer
                                        and Chief Financial Officer